BLACKROCK FUNDS II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

(the “Fund”)

Supplement dated August 10, 2017 to the

Statement of Additional Information for the Fund dated April 28, 2017, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Investment Objectives and Policies — Regulation Regarding Derivatives” is deleted in its entirety and replaced with the following:

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. Due to each Fund’s potential use of CFTC Derivatives above the prescribed levels, however, each Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, BlackRock, each Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of each Fund.

Shareholders should retain this Supplement for future reference.

SAI-EMD-0817SUP